EXHIBIT 10.14A

CARDIODYNAMICS INTERNATIONAL CORPORATION

2004 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following Option to purchase Common Stock of CARDIODYNAMICS INTERNATIONAL CORPORATION (the “Company”) under the Company’s 2004 Stock Incentive Plan (the “Plan”):

Name of Optionee:	[Name of Optionee]

Total Number of Option Shares Granted: Type of Option:	[Total Number of Shares] [ISO or NQSO]

Exercise Price Per Share:	$_________

Grant Date:	[Date of Grant]

Vesting Commencement Date:	[Vesting Commencement Date]

Vesting Schedule:	This Option becomes exercisable with respect to the first __ of the shares subject to this Option when you complete __ months of continuous “Service” (as defined in the Plan) from the Vesting Commencement Date. Thereafter, this Option becomes exercisable with respect to an additional ___ of the shares subject to this Option when you complete each additional month of Service.

Expiration Date:	[Expiration Date] This Option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement.

CARDIODYNAMICS INTERNATIONAL CORPORATION

NOTICE OF STOCK OPTION GRANT

By accepting this Option, you agree that this Option is granted under and governed by the term and conditions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

CARDIODYNAMICS INTERNATIONAL CORPORATION

By:

Title:

CARDIODYNAMICS INTERNATIONAL CORPORATION

NOTICE OF STOCK OPTION GRANT

CARDIODYNAMICS INTERNATIONAL CORPORATION

2004 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Tax Treatment	This Option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock Option Grant. Even if this Option is designated as an incentive stock option, it shall be deemed to be an nonstatutory option to the extent required by the $100,000 annual limitation under Section 422(d) of the Internal Revenue Code.

Vesting	This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional shares after your Service has terminated for any reason.

Term	This Option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant (fifth anniversary for a more than 10% stockholder as provided under the Plan if this is an incentive stock option). This Option may expire earlier if your Service terminates, as described below.

Regular Termination	If your Service terminates for any reason except Misconduct (as defined below), death or “Total and Permanent Disability” (as defined in the Plan), then this Option will expire at the close of business at Company headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Company has discretion to determine when your Service terminates for all purposes of the Plan and its determinations are conclusive and binding on all persons.

Misconduct

If your Service terminates by reason of Misconduct, then this Option will expire on the date of such termination.

Misconduct means the commission of any act of fraud, embezzlement or dishonesty by you, any unauthorized use or disclosure by you of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by you affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider as grounds for your dismissal or discharge.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

Death	If your Service terminates because of your death, or you die within three months after your Service terminates for any other reason except Misconduct or Total and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date of your death (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

Disability	If your Service terminates because of your Total and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).

Corporate Transaction

If this Option is assumed, replaced or otherwise continued following a Change in Control (as defined in the Plan), and not otherwise accelerated at that time, then in the event that your Service is subsequently terminated by reason of an Involuntary Termination (as defined below) within 18 months following the effective date of the Change in Control, this Option shall become fully vested and exercisable and remain exercisable until the date 12 months after the effective date of the Change in Control (or , if earlier, the Expiration Date).

Involuntary Termination means the termination of your Service by reason of:

(i) your involuntary dismissal or discharge by the Company (or its successor) for reasons other than Misconduct, or

(ii) your voluntary resignation following (A) a change in your position with the Company (or its successor) which materially reduces your level of responsibility, (B) a reduction in your level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than 15% or (C) a relocation of your place of employment by more than 50 miles, provided and only if such change, reduction or relocation is effected by the Company (or its successor) without your consent.

Leaves of Absence	For purposes of this Option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

Restrictions on Exercise	The Company will not permit you to exercise this Option if the issuance of shares at that time would violate any law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company stock as to which such approval shall not have been obtained. However, the Company shall use its best efforts to obtain such approval.

Notice of Exercise	When you wish to exercise this Option you must notify the Company by completing the attached “Notice of Exercise of Stock Option” form and filing it with the Human Resources Department of the Company. You notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment	When you submit your notice of exercise, you must include payment of the Option exercise price for the shares you are purchasing. Payment may be made in the following form(s):

• Your personal check, a cashier’s check or a money order.

CARDIODYNAMICS INTERNATIONAL CORPORATION

Stock Option agreement

•        Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to you. However, you may not surrender, or attest to the ownership of shares of Company stock in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

•        By delivering on a form approved by the Committee of an irrevocable direction to a securities broker approved by the Company to sell all or part of your Option shares and to deliver to the Company from the sale proceeds in an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

•        Irrevocable directions to a securities broker or lender approved by the Company to pledge Option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Company in its sole discretion.

Withholding Taxes and Stock Withholding	You will not be allowed to exercise this Option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the Option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this Option. The value of these shares, determined as of the effective date of the Option exercise, will be applied to the withholding taxes.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

Restrictions on Resale	By signing this Agreement, you agree not to sell any Option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

Transfer of Option	In general, only you can exercise this Option prior to your death. You cannot transfer or assign this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.

However, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the “Committee” (as defined in the Plan) may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.

In addition, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

Retention Rights	Neither your Option nor this Agreement gives you the right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Stockholder Rights	You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of shares covered by this Option and the exercise price per share may be adjusted pursuant to the Plan. If the Company is a party to a merger or other reorganization, this Option will be subject to the agreement of merger or reorganization, as provided under the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to its choice-of-law provisions).

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in the Stock Option Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

BY ACCEPTING THIS OPTION,

YOU AGREE TO ALL OF THE TERMS AND CONDITIONS

DESCRIBED ABOVE AND IN THE PLAN.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

Exhibit 10.14B

CARDIODYNAMICS INTERNATIONAL CORPORATION

2004 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

Tax Treatment	This Option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock Option Grant. Even if this Option is designated as an incentive stock option, it shall be deemed to be an nonstatutory option to the extent required by the $100,000 annual limitation under Section 422(d) of the Internal Revenue Code.

Vesting	This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional shares after your Service has terminated for any reason.

Term	This Option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant (fifth anniversary for a more than 10% stockholder as provided under the Plan if this is an incentive stock option). This Option may expire earlier if your Service terminates, as described below.

Regular Termination	If your Service terminates for any reason except Misconduct (as defined below), death or “Total and Permanent Disability” (as defined in the Plan), then this Option will expire at the close of business at Company headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Company has discretion to determine when your Service terminates for all purposes of the Plan and its determinations are conclusive and binding on all persons.

Misconduct

If your Service terminates by reason of Misconduct, then this Option will expire on the date of such termination.

Misconduct means the commission of any act of fraud, embezzlement or dishonesty by you, any unauthorized use or disclosure by you of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by you affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider as grounds for your dismissal or discharge.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

Death	If your Service terminates because of your death, or you die within three months after your Service terminates for any other reason except Misconduct or Total and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date of your death (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

Disability	If your Service terminates because of your Total and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).

Corporate Transaction

If this Option is assumed, replaced or otherwise continued following a Change in Control (as defined in the Plan), and not otherwise accelerated at that time, then in the event that your Service is subsequently terminated by reason of an Involuntary Termination (as defined below) within 18 months following the effective date of the Change in Control, this Option shall become fully vested and exercisable and remain exercisable until the date 12 months after the effective date of the Change in Control (or , if earlier, the Expiration Date).

Involuntary Termination means the termination of your Service by reason of:

(i) your involuntary dismissal or discharge by the Company (or its successor) for reasons other than Misconduct, or

(ii) your voluntary resignation following (A) a change in your position with the Company (or its successor) which materially reduces your level of responsibility, (B) a reduction in your level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than 15% or (C) a relocation of your place of employment by more than 50 miles, provided and only if such change, reduction or relocation is effected by the Company (or its successor) without your consent.

Leaves of Absence	For purposes of this Option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

Restrictions on Exercise	The Company will not permit you to exercise this Option if the issuance of shares at that time would violate any law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company stock as to which such approval shall not have been obtained. However, the Company shall use its best efforts to obtain such approval.

Notice of Exercise	When you wish to exercise this Option you must notify the Company by completing the attached “Notice of Exercise of Stock Option” form and filing it with the Human Resources Department of the Company. You notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment	When you submit your notice of exercise, you must include payment of the Option exercise price for the shares you are purchasing. Payment may be made in the following form(s):

• Your personal check, a cashier’s check or a money order.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

•         Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to you. However, you may not surrender, or attest to the ownership of shares of Company stock in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

•         By delivering on a form approved by the Committee of an irrevocable direction to a securities broker approved by the Company to sell all or part of your Option shares and to deliver to the Company from the sale proceeds in an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

•         Irrevocable directions to a securities broker or lender approved by the Company to pledge Option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Company in its sole discretion.

Withholding Taxes and Stock Withholding	You will not be allowed to exercise this Option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the Option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this Option. The value of these shares, determined as of the effective date of the Option exercise, will be applied to the withholding taxes.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

Restrictions on Resale	By signing this Agreement, you agree not to sell any Option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

Transfer of Option	In general, only you can exercise this Option prior to your death. You cannot transfer or assign this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.

However, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the “Committee” (as defined in the Plan) may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.

In addition, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

Retention Rights	Neither your Option nor this Agreement gives you the right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Stockholder Rights	You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of shares covered by this Option and the exercise price per share may be adjusted pursuant to the Plan. If the Company is a party to a merger or other reorganization, this Option will be subject to the agreement of merger or reorganization, as provided under the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to its choice-of-law provisions).

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in the Stock Option Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

BY ACCEPTING THIS OPTION,

YOU AGREE TO ALL OF THE TERMS AND CONDITIONS

DESCRIBED ABOVE AND IN THE PLAN.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

Exhibit 10.14C

CARDIODYNAMICS INTERNATIONAL CORPORATION

2004 STOCK INCENTIVE PLAN

DIRECTOR STOCK OPTION AGREEMENT

Tax Treatment	This Option is not an incentive stock option under Section 422 of the Internal Revenue Code.

Vesting	This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional shares after your Service has terminated for any reason.

Term	This Option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant (fifth anniversary for a more than 10% stockholder as provided under the Plan if this is an incentive stock option). This Option may expire earlier if your Service terminates, as described below.

Regular Termination	If your Service terminates for any reason except Misconduct (as defined below), death or “Total and Permanent Disability” (as defined in the Plan), then this Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date your Service terminates (or, if earlier, the Expiration Date). The Company has discretion to determine when your Service terminates for all purposes of the Plan and its determinations are conclusive and binding on all persons.

Misconduct

If your Service terminates by reason of Misconduct, then this Option will expire on the date of such termination.

Misconduct means the commission of any act of fraud, embezzlement or dishonesty by you, any unauthorized use or disclosure by you of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by you affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider as grounds for your dismissal or discharge.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

Death	If your Service terminates because of your death, or you die within three months after your Service terminates for any other reason except Misconduct or Total and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date of your death (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

Disability	If your Service terminates because of your Total and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).

Corporate Transaction

If this Option is assumed, replaced or otherwise continued following a Change in Control (as defined in the Plan), and not otherwise accelerated at that time, then in the event that your Service is subsequently terminated by reason of an Involuntary Termination (as defined below) within 18 months following the effective date of the Change in Control, this Option shall become fully vested and exercisable and remain exercisable until the date 12 months after the effective date of the Change in Control (or , if earlier, the Expiration Date).

Involuntary Termination means the termination of your Service by reason of:

(i) your involuntary dismissal or discharge by the Company (or its successor) for reasons other than Misconduct, or

(ii) your voluntary resignation following (A) a change in your position with the Company (or its successor) which materially reduces your level of responsibility, (B) a reduction in your level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than 15% or (C) a relocation of your place of employment by more than 50 miles, provided and only if such change, reduction or relocation is effected by the Company (or its successor) without your consent.

Leaves of Absence	For purposes of this Option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

Restrictions on Exercise	The Company will not permit you to exercise this Option if the issuance of shares at that time would violate any law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company stock as to which such approval shall not have been obtained. However, the Company shall use its best efforts to obtain such approval.

Notice of Exercise	When you wish to exercise this Option you must notify the Company by completing the attached “Notice of Exercise of Stock Option” form and filing it with the Human Resources Department of the Company. You notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment	When you submit your notice of exercise, you must include payment of the Option exercise price for the shares you are purchasing. Payment may be made in the following form(s):

• Your personal check, a cashier’s check or a money order.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

•         Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to you. However, you may not surrender, or attest to the ownership of shares of Company stock in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

•         By delivering on a form approved by the Committee of an irrevocable direction to a securities broker approved by the Company to sell all or part of your Option shares and to deliver to the Company from the sale proceeds in an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

•         Irrevocable directions to a securities broker or lender approved by the Company to pledge Option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Company in its sole discretion.

Withholding Taxes and Stock Withholding	You will not be allowed to exercise this Option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the Option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this Option. The value of these shares, determined as of the effective date of the Option exercise, will be applied to the withholding taxes.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

Restrictions on Resale	By signing this Agreement, you agree not to sell any Option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

Transfer of Option	In general, only you can exercise this Option prior to your death. You cannot transfer or assign this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.

However, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the “Committee” (as defined in the Plan) may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.

In addition, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

Retention Rights	Neither your Option nor this Agreement gives you the right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Stockholder Rights	You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of shares covered by this Option and the exercise price per share may be adjusted pursuant to the Plan. If the Company is a party to a merger or other reorganization, this Option will be subject to the agreement of merger or reorganization, as provided under the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to its choice-of-law provisions).

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in the Stock Option Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

BY ACCEPTING THIS OPTION,

YOU AGREE TO ALL OF THE TERMS AND CONDITIONS

DESCRIBED ABOVE AND IN THE PLAN.

CARDIODYNAMICS INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT